Exhibit 10.1

SIMPLE PRODUCTS CORPORATION

SUBSCRIPTION AGREEMENT

Simple Products Corporation

9314 South 370 West

Sandy, UT  84070

Re:  Simple Products Corporation Common Stock

Ladies and Gentlemen:

The undersigned investor in this Subscription Agreement hereby acknowledges receipt of the Prospectus, dated __________________, 2012, of Simple Products Corporation, a Nevada corporation (the “Company”), and subscribes for the following number of shares upon the terms and conditions set forth in the Prospectus.

The Investor agrees that this Subscription Agreement is subject to availability and acceptance by the Company.

The Investor hereby subscribes for ____________ shares of the Company’s common stock (“Common Stock”) at $2.00 per share, for an aggregate purchase price of $____________.

Payment of $____________ as payment in full of the purchase price is being made via check directly to the Company.

If this subscription is rejected by the Company, in whole or in part, for any reason, all funds will be returned within three business days of the Company’s receipt of such funds, without interest or deduction of any kind.

_________________________________________________________________________________________________________

Purchaser Information:

Printed Name:

Signature;

Date:

Address:

_________________________________________________________________________________________________________

The foregoing Subscription is hereby accepted in full on behalf of Simple Products Corporation.

Date ___________________.

SIMPLE PRODUCTS CORPORATION

By:

____________________________________

Name:

Brian Christensen

Title:

President and Director